UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
370 17th Street
Suite 5300
Denver	Colorado		80202
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03     Bankruptcy or Receivership.

As previously announced, on June 14, 2020, Extraction Oil & Gas, Inc. (the “Company”) and certain of its wholly-owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re Extraction Oil & Gas, Inc., et al. (the “Chapter 11 Cases”). On December 23, 2020, the Debtors filed the Sixth Amended Joint Plan of Reorganization of Extraction Oil & Gas, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (as amended, modified or supplemented from time to time, the “Plan”).

On December 23, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. The Plan is attached to the Confirmation Order as Exhibit A.

The Debtors expect that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (or waived pursuant to the terms of the Plan) (the “Effective Date”). Although the Debtors are targeting occurrence of the Effective Date as soon as reasonably practicable, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates the following treatment of claims against and interests in the Debtors:

• holders of claims arising under that certain Amended and Restated Credit Agreement, dated as of August 16, 2017, by and among the Company, as the borrower, and the other parties thereto (the “Revolving Credit Agreement Claims”) receive either: (a) if such holder elects to participate in the Exit RBL Facility (as defined below), such holder of a Revolving Credit Agreement Claim shall become a lender under the Exit RBL Facility in accordance with the terms of the Exit RBL Facility Documents (as defined in the Plan); or (b) if such holder does not elect to participate in the Exit RBL Facility, such holder shall receive its pro rata share of the new term loans under the Exit Term Facility of the Company, as reorganized pursuant to and under the Plan (the “Reorganized Company”);

•holders of claims (collectively, the “Senior Notes Claims”) arising under (a) the 7.375% senior unsecured notes due 2024 (the “2024 Senior Notes”) issued pursuant to that certain indenture, dated as of August 1, 2017, by and among the Company and the other parties thereto (the “2024 Senior Notes Indenture”) and (b) the 5.625% senior unsecured notes due 2026 (the “2026 Senior Notes” and, together with the 2024 Senior Notes, the “Senior Notes”) issued pursuant to that certain indenture, dated as of January 25, 2018, by and among the Company and the other parties thereto (the “2026 Senior Notes Indenture” and, together with the 2024 Senior Notes Indenture, the “Senior Notes Indentures”) receive: (i) along with holders of GUC Claims (as defined below), their pro rata share of 97% of the common stock (the “New Common Shares”) of the Reorganized Company, subject to certain dilution, and (ii) their pro rata share of the right to purchase at a 35% discount the New Common Shares to be issued pursuant to the terms of the Backstopped Equity Rights Offering (as defined in the Plan);

•holders of claims arising from allowed general unsecured obligations (collectively, the “GUC Claims”) receive (a) along with holders of Senior Notes Claims, their pro rata share of 97% of the New Common Shares, subject to certain dilution, and (b) their pro rata share of the right to purchase at a 35% discount the New Common Shares to be issued pursuant to the terms of the GUC Equity Rights Offering (as defined in the Plan); provided, that GUC Cash Out Holders (as defined in the Plan) will receive, in lieu of the GUC Subscription Rights (as defined in the Plan), Cash in an amount equal to 65% of the value of such Holder’s GUC Subscription Rights; provided, further, that each Midstream Party (as defined in the Plan) that executes a Midstream Settlement Transaction Term Sheet (as defined in the Plan) shall waive its right to distributions under the Plan, including for the avoidance of doubt, any right to participate in the GUC Equity Rights Offering or the GUC Cash Out Election.

•holders of the Company’s existing preferred stock receive their pro rata share of: (a) 1.5% of the New Common Shares, subject to certain dilution; (b) the right to purchase 1.5% of the New Common Shares in the Backstopped Equity Rights Offering to be issued pursuant to the terms of the Equity Rights Offering; (c) 50.0% of the Tranche A Warrants and (d) 50.0% of the Tranche B Warrants (together with the Tranche A Warrants, the “New Warrants”) to acquire an aggregate of 15.0% of the New Common Shares; and

•holders of the Company’s existing common stock receive their pro rata share of: (a) 1.5% of the New Common Shares, subject to certain dilution; (b) the right to purchase 1.5% of the New Common Shares to be issued pursuant to the terms of the Backstopped Equity Rights Offering; and (c) 50.0% of each tranche of the New Warrants.

Unless otherwise specified, the treatment set forth in the Plan and the Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the Effective Date. All of the Debtors’ existing funded debt and equity (except for certain intercompany interests) will be extinguished by the Plan.

Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan. Capitalized terms used but not specifically defined herein have the meanings specified for such terms in the Plan.

Capital Structure

As of the Effective Date, the Company will issue the New Common Shares and the New Warrants (together, the “New Securities”) to certain holders of claims against and interests in the Company, and the Company’s shares of existing common stock outstanding prior to the Effective Date will be cancelled, in each case as provided in the Plan. As of November 6, 2020, there were 136,371,578 shares of the Company’s existing common stock outstanding. Under the Plan, the Company’s new organizational documents will become effective on the Effective Date. The Company’s new organizational documents will authorize the Company to issue the New Securities pursuant to the Plan. The New Securities issued pursuant to the Plan, including any New Common Shares issued upon the exercise of the rights to purchase New Common Shares in the Backstopped Equity Rights Offering and the GUC Equity Rights Offering (each as defined in the Plan) will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by section 1145 of the Bankruptcy Code. All shares issued to the Backstop Parties (as defined in the Plan) in respect of their backstop commitments and the premium for their commitments under the Backstop Commitment Agreement (as defined in the Plan) and the Settlement Shares (as defined in the Plan) will be issued in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2), Regulation D promulgated thereunder or another available exemption from registration under the Securities Act.

In addition, on the Effective Date, the Company will enter into a registration rights agreement with all Consenting Senior Noteholders (as defined in the Plan) and any other holders of 10% or more of the New Common Shares.

Exit Financing

The Plan is expected to be funded by the following exit financing and rights offering, subject to certain customary conditions:

•    a new senior secured reserve-based revolving credit facility with $1,000.0 million in aggregate commitments and an initial borrowing base of $500.0 million, subject to certain conditions and to ongoing negotiation, with the Company serving as the borrower and certain of its subsidiaries serving as guarantors thereunder (the “Exit RBL Facility”); and
•    Up to $250.00 million in proceeds from the Equity Rights Offering, of which $200.00 million is backstopped by the Backstop Parties.

Settlement, Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims to achieve a beneficial and efficient resolution of the Chapter 11 Cases. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted.

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan.

Certain Information Regarding Assets and Liabilities of the Debtors

Information regarding the assets and liabilities of the Debtors as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020, filed with the Securities and Exchange Commission on November 9, 2020.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included herein concerning, among other things, the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court, the effects of the Chapter 11 Cases on the Company’s liquidity or results of operations or business prospects; the effects of the Chapter 11 Cases on the Company’s business and the interests of various constituents, the length of time that the Company will operate under Chapter 11 protection, risks associated with third-party motions in the Chapter 11 Cases, planned capital expenditures, increases in oil and gas production, the number of anticipated wells to be drilled or completed after the date hereof, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the “Risk Factors” section of our most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in our other public filings and press releases. These and other factors could cause our actual results to differ materially from those contained in any forward-looking statement.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Sixth Amended Joint Plan of Reorganization of Extraction Oil & Gas, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit A of the Confirmation Order attached as Exhibit 99.1 hereto).

99.1	Order Confirming Sixth Amended Joint Plan of Reorganization.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

Dated: December 30, 2020
	By:	/s/ Tom L. Brock
Tom L. Brock
Vice President and Chief Accounting Officer

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